UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2017

John Deere Owner Trust 2017-B

(Exact name of the Issuing Entity as specified in its charter)

(Central Index Key Number: 0001710358)

John Deere Receivables, Inc.

(Exact name of the Depositor as specified in its charter)

(Central Index Key Number: 0000889668)

John Deere Capital Corporation

(Exact name of the Sponsor as specified in its charter)

(Central Index Key Number: 0000027673)

State of Delaware	333-208068-04	363837230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o John Deere Capital Corporation Suite 100 10587 Double R Boulevard Reno, Nevada		89521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (775) 786-5527

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On July 18, 2017, John Deere Owner Trust 2017-B issued $200,000,000 of its Class A-1 Asset Backed Notes, $230,000,000 of its Class A-2A Asset Backed Notes, $90,000,000 of its Class A-2B Floating Rate Asset Backed Notes, $250,000,000 of its Class A-3 Asset Backed Notes and $87,230,000 of its Class A-4 Asset Backed Notes pursuant to the registration statement filed with the Securities and Exchange Commission on Form SF-3 (File No. 333-208068) on November 17, 2015 (as amended by pre-effective amendment No. 1 thereto filed by JDRI on January 12, 2016, as further amended by pre-effective amendment No. 2 thereto filed by JDRI on February 2, 2016 and as further amended by pre-effective amendment No. 3 thereto filed by JDRI on February 10, 2016). In that connection, as described in the Prospectus dated July 11, 2017, which was filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(5) on July 13, 2017, the Registrant is filing the final forms of the agreements listed below under exhibits.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1	Indenture, dated as of July 18, 2017, between John Deere Owner Trust 2017-B, as issuing entity, and U.S. Bank National Association, as indenture trustee

99.1	Trust Agreement, dated as of July 17, 2017, between John Deere Receivables, Inc., as depositor, and Wells Fargo Delaware Trust Company, N.A., as owner trustee

99.2	Sale and Servicing Agreement, dated as of July 18, 2017, among John Deere Capital Corporation, as servicer, John Deere Receivables, Inc., as seller, and John Deere Owner Trust 2017-B, as issuing entity

99.3	Administration Agreement, dated as of July 18, 2017, among John Deere Owner Trust 2017-B, John Deere Capital Corporation, as administrator, and U.S. Bank National Association, as indenture trustee

99.4	Asset Representations Review Agreement, dated as of July 18, 2017, among John Deere Owner Trust 2017-B, as issuing entity, John Deere Capital Corporation, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN DEERE RECEIVABLES, INC. (Depositor)

By:	/s/ Larry J. Gant
Name:	Larry J. Gant
Title:	Assistant Secretary

Date: July 18, 2017

EXHIBIT INDEX

4.1	Indenture, dated as of July 18, 2017, between John Deere Owner Trust 2017-B, as issuing entity, and U.S. Bank National Association, as indenture trustee

99.1	Trust Agreement, dated as of July 17, 2017, between John Deere Receivables, Inc., as depositor, and Wells Fargo Delaware Trust Company, N.A., as owner trustee

99.2	Sale and Servicing Agreement, dated as of July 18, 2017, among John Deere Capital Corporation, as servicer, John Deere Receivables, Inc., as seller, and John Deere Owner Trust 2017-B, as issuing entity

99.3	Administration Agreement, dated as of July 18, 2017, among John Deere Owner Trust 2017-B, John Deere Capital Corporation, as administrator, and U.S. Bank National Association, as indenture trustee

99.4	Asset Representations Review Agreement, dated as of July 18, 2017, among John Deere Owner Trust 2017-B, as issuing entity, John Deere Capital Corporation, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer